FORM 8-K

                                        SECURITIES AND EXCHANGE COMMISSION

                                               Washington, DC 20549



                            CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                                        THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported)       December 10, 1997




                    Brown-Flournoy Equity Income Fund Limited Partnership
                   (Exact Name of Registrant as Specified in its Charter)



      Delaware                           0-15747                   58-1688140
 (State or other jurisdiction     (Commission File Number)     (I.R.S. Employer
     of incorporation)                                   Identification Number)


                     225 East Redwood Street, Baltimore, Maryland   21202
                     (Address of Principal Executive Offices)     (Zip Code)

          Registrant's telephone number, including area code: (410) 727-4083


                                       N/A
            (Former name or former address,  if changed since last report.)


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                          BROWN-FLOURNOY EQUITY INCOME FUND LIMITED PARTNERSHIP



                                                       Index


                                                                    Page(s)



Item 1   Changes in Control of Registrant                         Inapplicable

Item 2     Acquisition or Disposition of Assets                        1

Item 3     Bankruptcy or Receivership                             Inapplicable

Item 4     Changes in Registrant's Certifying Accountant          Inapplicable

Item 5     Other Events                                           Inapplicable

Item 6     Resignations of Registrant's Directors                 Inapplicable

Item 7     Financial Statements and Exhibits                      Inapplicable

Item 8     Change in Fiscal Year                                  Inapplicable

Item 9     Sales of Equity Securities Pursuant to Regulation S    Inapplicable

Signatures                                                             3


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                        BROWN-FLOURNOY EQUITY INCOME FUND LIMITED PARTNERSHIP



Item 2.  Acquisition of Disposition of Assets

           On November 25, 1997, Brown-Flournoy Equity Income Fund Limited Partnership, (the "Fund") sold all of its interests in its real estate properties to Mid-America Apartments, L.P. for $30,954,111 in accordance with the Purchase and Sale Agreement that was previously filed with the Consent Solicitation Statement on Schedule 14A. The Fund's investment in real estate was $13,981,586, net of accumulated depreciation of $9,875,332. The capital gain from the sale was $16,043,902, net of expenses of $928,623.

           Sale proceeds of $9,020,773, net of nonresident withholding taxes of $604,714 from Georgia and South Carolina, were distributed to the Class A Limited Partners on December 3, 1997 in accordance with the Partnership Agreement. An additional distribution from final working capital balances will be distributed to the Class A Limited Partners at year end and the Fund will terminate.

           A copy of the Purchase and Sale Agreement dated October 14, 1997 between the Fund and Mid-America Apartments L.P. is attached.



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                        BROWN-FLOURNOY EQUITY INCOME FUND LIMITED PARTNERSHIP




                                                    SIGNATURES





Pursuant to the requirements of Section 13 or 15 (d) of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                    BROWN-FLOURNOY EQUITY INCOME FUND
                                                     LIMITED PARTNERSHIP



DATE:       12/10/97                        By:     /s/   Peter E. Bancroft
                                            Peter E. Bancroft
                                            Vice President and Director
                                            Brown Equity Income Properties, Inc.
                                            Administrative General Partner



DATE:       12/10/97                        By:     /s/     Timothy M. Gisriel
                                            Timothy M. Gisriel
                                            Treasurer
                                            Brown Equity Income Properties, Inc.
                                            Administrative General Partner



















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